SAFECO INSTITUTIONAL SERIES TRUST

BOARD OF TRUSTEES:
Roth A. Dickey, Chairman
Barbara J. Dingfield
Richard W. Hubbard
Richard E. Lundgren
L.D. McClean
Terry L. Pinnt
John W. Schneider

OFFICERS:
David E. Hill, President
Ronald L. Spaulding,
  Vice President and Treasurer
Neal A. Fuller,
  Vice President and Controller

INVESTMENT ADVISER:
SAFECO Asset
  Management Company

DISTRIBUTORS:
SAFECO Securities, Inc.

TRANSFER AGENT:
SAFECO Services Corporation

CUSTODIAN:
U.S. Bank of Washington, N.A.

MAILING ADDRESS:

SAFECO Mutual Funds

P.O. Box 34443

Seattle, WA  98124-1443


FOR ACCOUNT INFORMATION
OR TELEPHONE TRANSACTIONS:

Nationwide: 1-800-278-1985

Seattle:  545-5823

TTY/TDD:  1-800-438-8718


                               December 31, 1995

                       [Photo of Mt. Rainier, Washington]




                                     ANNUAL
                                     REPORT



           SAFECO INSTITUTIONAL SERIES TRUST - FIXED INCOME PORTFOLIO


                                 [SAFECO LOGO]

GMF 772 2/96

[RECYCLE LOGO] Printed on Recycled Paper.

This report must be preceded or
accompanied by a current prospectus.

(R) Registered Trademark of SAFECO Corporation.

                            PERFORMANCE INFORMATION
               For the Period Ended December 31, 1995 (Unaudited)


The performance of the Portfolio assumes the reinvestment of all interest and capital gains. Operating expenses for the Portfolio have been applied, but not to the Index. If portfolio operating expenses had been applied to the Index, its value would have been lower.

================================================================================
AVERAGE ANNUAL                                                          SINCE
TOTAL RETURN                                      1 YEAR              INCEPTION*
--------------------------------------------------------------------------------
SAFECO Institutional Series
Trust -- Fixed Income Portfolio                   17.35%                7.32%
Lehman Brothers Gov't/Corp. Index                 19.24%                8.39%
--------------------------------------------------------------------------------


TABLE OF CONTENTS
================================================================================
Report from the Fund Manager                                                   1
Highlights Information                                                         2
Portfolio of Investments                                                       3
Statement of Assets and Liabilities                                            4
Statement of Operations                                                        4
Statement of Changes in Net Assets                                             5
Notes to Financial Statements                                                  6
Report of Independent Auditors                                                 9

Investment returns are historical and not predictive of future performance. The Lehman Brothers Gov't/Corp. Index is a representative total return benchmark for the portfolio.

================================================================================
SAFECO INSTITUTIONAL SERIES TRUST --
FIXED-INCOME PORTFOLIO
ILLUSTRATION OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[A graph appears here which illustrates the growth of a $10,000 investment over the life of the fund in comparison to the Lehman Brothers Gov't/Corp. Index.]

DATE                                       FUND         LEHMAN
----                                       ----         ------
02/28/94                                  10,000        10,000
03/31/94                                   9,666         9,755
04/30/94                                   9,657         9,674
05/31/94                                   9,666         9,657
06/30/94                                   9,653         9,634
07/31/94                                   9,757         9,827
08/31/94                                   9,780         9,831
09/30/94                                   9,703         9,683
10/31/94                                   9,709         9,672
11/30/94                                   9,680         9,655
12/31/94                                   9,699         9,718
01/31/95                                   9,828         9,905
02/28/95                                   9,991        10,135
03/31/95                                  10,038        10,203
04/30/95                                  10,167        10,344
05/31/95                                  10,533        10,778
06/30/95                                  10,615        10,864
07/31/95                                  10,541        10,822
08/31/95                                  10,674        10,960
09/30/95                                  10,791        11,072
10/31/95                                  10,962        11,235
11/30/95                                  11,178        11,420
12/31/95                                  11,382        11,588


* The Fund became available to the public on February 28, 1994. Therefore, index graph comparison also begins on February 28, 1994.

                          REPORT FROM THE FUND MANAGER
                        SAFECO INSTITUTIONAL SERIES TRUST

                                December 31, 1995

INVESTMENT PERFORMANCE

     Who would have guessed, following 1994, arguably the worst year for bonds in three generations, that 1995 would be so kind to fixed-income investors? Benevolent it was. The bond market came roaring back, producing handsome returns for patient investors.

                          [Photo of Michael C. Knebel]

     For 12 months ending December 31, the SAFECO Institutional Series Trust returned 17.35% after expenses. For the same period, the Lehman Brothers Government Corporate Index gained 19.24%.

     The difference in returns is partially due to our conservatism. We kept a shorter-than-average duration (sensitivity to interest rates) during the first half of the year. We began the year with a cautionary stance because the Federal Reserve was still raising short-term interest rates to avoid an overheated economy. Anticipating little gains would be found in intermediate-range maturities and wanting to keep interest rate risk low, we overweighted the fund with short-term bonds.

     As time moved on, the Fed's actions worked as planned: economic growth slowed in the second half of the year, but more importantly, inflationary pressures, which had been building from late 1994 through May 1995, subsided significantly. (Inflation is a bond investor's worst enemy, as it erodes the purchasing power of bonds' principal and interest-income streams.)

     On these signs, the market continued to rally. Performance of the portfolio lagged the index in the early going due to our more defensive, lower-risk posture.

     As the year unfolded, however, we gradually increased the Trust's risk profile by extending maturities, thus increasing our interest-rate sensitivity. Returns (in both absolute and relative terms) improved.

     By closely monitoring and then following the market trend (rather than anticipating where rates might go) we were able to capture much of the market's gain while carefully controlling the risk level of the portfolio.

     Other than these adjustments to the Trust's duration, which was 6.6 years on December 31, compared to 5.3 for the index, trading activity during the last six months was unremarkable.

WHAT CAN WE EXPECT FOR 1996?

     The temporary shutdown of many government agencies in recent weeks has delayed the release of many economic indicators, making forecasts more challenging than normal. That said, I'll venture this: conflicting factors will affect bond returns in the coming months. First, let's examine the good news for bonds:

-    Continued low inflation and the likely slow pace of economic growth.

- Moderate consumer spending and eroding confidence could be further dampened by corporate "downsizings" and this winter's storms.

- Government spending is forecast to grow more slowly than the overall economy.

- The Federal Reserve lowered short-term rates January 31 and is expected to ease rates further in the face of slow growth.

Significant risks to bond valuations in '96 include:

- Uncertainty over fiscal policy, specifically whether a balanced Federal budget can be achieved.

- Lower interest rates may reduce mortgage outlays enough to spur consumer spending, which ultimately could lead to higher interest rates.

     On balance, we think the environment for bond investors remains positive. However, repeating the astonishing returns of 1995 would take a significantly weaker economy than we foresee in 1996.

/s/ Michael C. Knebel

Michael C. Knebel

SAFECO INSTITUTIONAL SERIES TRUST --
FIXED-INCOME PORTFOLIO
================================================================================
BONDS BY TYPE
AS A PERCENTAGE OF NET ASSETS
--------------------------------------------------------------------------------

[A pie chart appears here illustrating the percentage of net assets invested in specific types of bonds, as follows:

US Treasury Strips                                  61.4%
Utilities                                           19.0%
Banking & Finance                                   16.2%
Canadian Provinces, U.S. Funds                       2.5%
Cash, Short-Term Investments and Other               0.9%]


                                   HIGHLIGHTS
                              SAFECO INSTITUTIONAL

                                 SERIES TRUST --
                             FIXED-INCOME PORTFOLIO
                       As of December 31, 1995 (Unaudited)



CURRENT YIELD (30-DAY)                                                     4.78%
WEIGHTED AVERAGE MATURITY                                             6.93 YEARS



S&P CREDIT RATING DISTRIBUTION
AS A PERCENTAGE OF NET ASSETS
================================================================================
U.S. Treasury Strips (Not Rated)                                           61.4%
AA                                                                         13.4%
A                                                                          24.3%
                                                                            0.9%
                                                                          -----
Cash, Short-Term Investments and Other                                    100.0%
                                                                          =====

                            PORTFOLIO OF INVESTMENTS
                             As of December 31, 1995


PRINCIPAL AMOUNT (000'S)                                    MARKET VALUE (000'S)
================================================================================
CORPORATE BONDS - 37.7%
BANKING & FINANCE - 16.2%
     $200     American General Finance Corp.
              6.875%, due 7/01/99                                        $   207
      200     Associates Corp. of North America
              8.80%, due 8/01/98                                             215
      100     International Lease Finance Corp.
              6.625%, due 4/01/99                                            102
      100     Norwest Financial, Inc.
              6.25%, due 3/15/99                                             101
      100     Transamerica Finance Corp.
              6.80%, due 3/15/99                                             108

CANADIAN PROVINCES, U.S. FUNDS - 2.5%
      100     Manitoba (Province)
              9.50%, due 9/15/98                                             110

UTILITIES - 19.0%
      100     Central Power & Light Co.
              7.50%, due 5/01/99                                             105
      100     Consolidated Natural Gas Co.
              5.875%, due 10/01/98                                           101
      185     GTE California, Inc.
              6.25%, due 1/15/98                                             188
      250     Nova Gas Transmission
              7.25%, due 7/06/99                                             261
      100     Pennsylvania Power & Light Co.
              5.50%, due 4/01/98                                              99
      100     Virginia Electric & Power Co.
              7.25%, due 3/01/97                                             102
                                                                          ------
TOTAL CORPORATE BONDS                                                      1,694
                                                                          ------

U.S. GOVERNMENT SECURITIES - 61.4%
U.S. TREASURY INTEREST STRIPS - 21.5%
   $1,645     0.00%, due 5/15/05                                          $  969
U.S. TREASURY PRINCIPAL STRIPS - 39.9%
    1,100     0.00%, due 5/15/05                                             647
    1,980     0.00%, due 8/15/05                                           1,146
                                                                          ------
TOTAL U.S. GOVERNMENT SECURITIES                                           2,762
                                                                          ------
SHORT-TERM INVESTMENTS - 0.4%
INVESTMENT COMPANIES:
       17     Short-Term Investments Co.
              (Prime Portfolio)                                               17
                                                                          ------
TOTAL SHORT-TERM INVESTMENTS                                                  17
                                                                          ------
TOTAL INVESTMENTS - 99.5%                                                  4,473
Other Assets, less Liabilities                                                24
                                                                          ------
NET ASSETS                                                                $4,497
                                                                          ======


                       See Notes to Financial Statements

                       STATEMENT OF ASSETS AND LIABILITIES
                             As of December 31, 1995
================================================================================

ASSETS
     Investments, at Value
      Corporate Bonds (Identified Cost $1,636,175)                     $1,694,107
      U.S. Government Securities (Identified Cost $2,612,464)           2,761,329
      Short-Term Investments                                               17,337
                                                                       ----------
         Total Investments                                              4,472,773

     Interest Receivable                                                   42,860
     Deferred Organization Expense                                         18,992
                                                                       ----------
         Total Assets                                                   4,534,625
                                                                       ----------
LIABILITIES
     Payables
      Organization Expense                                                 18,992
      Investment Advisory Fees                                              1,770
      Dividends                                                             5,385
      Other                                                                11,602
                                                                       ----------
         Total Liabilities                                                 37,749
                                                                       ----------
NET ASSETS                                                             $4,496,876
                                                                       ==========
SHARES OUTSTANDING                                                        512,967
                                                                       ==========
NET ASSET VALUE PER SHARE (Net Assets Divided by Shares Outstanding)   $     8.77
                                                                       ==========

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995
================================================================================

INVESTMENT INCOME
     Interest                                                                        $292,598
EXPENSES
     Investment Advisory Fees                                           $ 22,720
     Trustees' Fees                                                       10,624
     Legal and Auditing Fees                                              11,600
     Amortization of Organization Expenses                                 5,980
     Custodian Fees                                                        2,418
     Shareholder Servicing Fees                                              309
     Other                                                                   347
                                                                        --------
       Total Expenses

NET INVESTMENT INCOME                                                                  53,998
                                                                                     --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                       238,600
     Net Realized Gain on Investments                                    167,331
     Net Change in Unrealized Appreciation                               330,668
                                                                        --------
NET GAIN ON INVESTMENTS                                                               497,999
                                                                                     --------
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                   $736,599
                                                                                     ========


                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


                                                         FOR THE        FOR THE
                                                      YEAR ENDED     YEAR ENDED
                                                     DECEMBER 31    DECEMBER 31
                                                            1995           1994
================================================================================
OPERATIONS
     Net Investment Income                           $   238,600    $   146,555
     Net Realized Gain (Loss) on Investments             167,331        (12,033)
     Net Change in Unrealized Appreciation               330,668       (125,849)
                                                     -----------    -----------
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS       736,599          8,673

DISTRIBUTIONS TO SHAREHOLDERS FROM
     Net Investment Income                              (238,600)      (146,555)
     Net Realized Gain on Investments                   (155,678)            --
                                                     -----------    ------------
       Total Distributions                              (394,278)      (146,555)

TRUST SHARE TRANSACTIONS                                (472,597)     4,674,265
                                                     -----------    -----------
TOTAL CHANGE IN NET ASSETS                              (130,276)     4,536,383

NET ASSETS AT BEGINNING OF PERIOD                      4,627,152         90,769
                                                     -----------    -----------
NET ASSETS AT END OF PERIOD                          $ 4,496,876    $ 4,627,152
                                                     ===========    ===========

--------------------------------------------------------------------------------

OTHER INFORMATION
INCREASE (DECREASE) IN SHARES AND AMOUNTS
SHARES:
     Sales                                                    --        544,069
     Reinvestments                                        44,227         17,208
     Redemptions                                         (98,949)        (3,588)
                                                     -----------    -----------
                                                         (54,722)       557,689
                                                     ===========    ===========
AMOUNTS:
     Sales                                           $        --    $ 4,561,929
     Reinvestments                                       382,403        142,886
     Redemptions                                        (855,000)       (30,000)
                                                     -----------    -----------
                                                     $  (472,597)   $ 4,674,265
                                                     ===========    ===========
At December 31, 1995:
Paid in Capital                                      $ 4,290,456
Par Value per Share                                  $      .001
Shares Authorized                                      UNLIMITED


                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     The SAFECO Institutional Series Trust ("Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. At December 31, 1995, the Trust consists of one portfolio -- the Fixed Income Portfolio ("Portfolio").

     On August 5, 1993, the Trust's shareholder approved a plan of reorganization to convert the Trust from a Massachusetts Business Trust into a Delaware Business Trust. The effective date of the reorganization was the initial public offering date of the Portfolio, February 28, 1994. At that time, the Portfolio's Trust shares changed from no par value to a par value of $.001. The costs of conversion were borne by the investment adviser to the Portfolio, SAFECO Asset Management Company.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     SECURITY VALUATION. Investments in securities are stated on the basis of valuations provided by a pricing service which uses information with respect to transactions in securities, quotations from securities dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments purchased at par are valued at cost. All other short-term investments are valued at amortized cost which approximates market value.

     SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. The cost of the Portfolio is the same for financial statement and federal income tax purposes. Realized gains and losses from security transactions are determined using the identified cost basis.

     SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Securities purchased on a when-issued or delayed basis may be settled a month or more after the trade date. The securities purchased are carried in the Portfolio at market and are subject to market fluctuation during this period. These securities begin earning interest on the settlement date. As commitments to purchase when-issued securities become fixed, the Portfolio segregates liquid assets in an amount equal to the total obligation.

     INCOME RECOGNITION. Interest is accrued on Portfolio investments daily. Bond premiums and market discounts are amortized to either call or maturity dates.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income is declared as a dividend to shareholders of record as of the close of each business day and payment is made as of the last business day of each month. Net gains realized from security transactions, if any, are normally distributed to shareholders at the end of December.

     FEDERAL INCOME AND EXCISE TAXES. The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable income to shareholders in a manner which results in no tax to the Trust. Therefore, no federal income or excise tax provision is required.

     DEFERRED ORGANIZATION EXPENSES. Costs related to the organization of the Portfolio have been deferred and are being amortized to operations over a period of sixty months, beginning on the initial public offering date. These costs were advanced by the investment adviser and are being reimbursed by the Portfolio over a period of not more than sixty months. If any of the original seed money shares are redeemed by SAFECO Asset Management Company prior to the end of the amortization period, the redemption proceeds will be reduced by a pro rata share of the unamortized organization expenses as of the date of redemption.

2.   INVESTMENT TRANSACTIONS

     Purchases and Sales. The Portfolio had purchases and sales of securities during the year ended December 31, 1995 of $4,082,938 and $4,623,887, respectively (including purchases and sales of U.S. Government Securities of $3,883,218 and $4,322,837, respectively).

UNREALIZED APPRECIATION AT DECEMBER 31, 1995:
Aggregate gross unrealized appreciation for
  investment securities in which there is an
  excess of value over identified cost                 $206,797

Aggregate gross unrealized depreciation for
  investment securities in which there
  is an excess of identified cost over value                  0
                                                       --------
Net unrealized appreciation                            $206,797
                                                       ========

3.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     SAFECO Asset Management Company receives investment advisory fees from the Portfolio. The fee is based on average daily net assets at the annual rate of 50/100 of one percent on the first $100 million declining in two levels to 35/100 of one percent on net assets over $250 million. SAFECO Services Corporation receives shareholder servicing fees. In connection with the formation of the Trust, the investment adviser, SAFECO Asset Management Company, advanced moneys for organizational expenses (Note 1). The Trust may borrow money for temporary purposes from SAFECO Corporation or its affiliates at interest rates equivalent to commercial bank interest rates.

4.   FINANCIAL HIGHLIGHTS
     (For a Share Outstanding Throughout the Period)


                                                                                                     June 25, 1992
                                                                                                  (Commencement of
                                                       For the Year Ended December 31               Operations) to
                                                   1995              1994           1993+       December 31, 1992+
                                                  ------           -------         -------     -------------------
NET ASSET VALUE AT BEGINNING OF PERIOD            $ 8.15           $  9.08         $  9.57               $10.00

INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income (Loss)                   0.44              0.27           (0.62)               (0.50)
     Net Realized and Unrealized Gain (Loss)
        on Investments                              0.94             (0.93)           0.15                 0.07
                                                  ------           -------         -------               ------
        Total from Investment Operations            1.38             (0.66)          (0.47)               (0.43)
                                                  ------           -------         -------               ------
DISTRIBUTIONS TO SHAREHOLDERS FROM
     Net Investment Income                         (0.44)            (0.27)           --                   --
     Net Realized Gain on Investments              (0.32)             --             (0.02)                --
                                                  ------           -------         -------               ------
        Total Distributions                        (0.76)            (0.27)          (0.02)                --
                                                  ------           -------         -------               ------
NET ASSET VALUE AT END OF PERIOD                  $ 8.77           $  8.15         $  9.08               $ 9.57
                                                  ======           =======         =======               ======

TOTAL RETURN                                       17.35%            -3.01%#           N/A                  N/A

NET ASSETS AT END OF PERIOD (000'S)               $4,497           $ 4,627         $    91               $   96
RATIO OF EXPENSES TO AVERAGE NET ASSETS             1.16%             1.37%          11.75%               13.35%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO
     AVERAGE NET ASSETS                             5.14%             4.47%          -6.75%               -9.80%*
PORTFOLIO TURNOVER RATE                            78.78%           129.56%           None                 None

+ Financial highlights relate only to the performance of the initial seed investment of SAFECO Asset Management Company. Trust shares were not yet available to the public.

# Total return from February 28, 1994 (initial public offering), to December 31, 1994, not annualized.

*    Annualized.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
SAFECO INSTITUTIONAL SERIES TRUST --
FIXED INCOME PORTFOLIO

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of SAFECO Institutional Series Trust -- Fixed Income Portfolio as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from June 25, 1992 (commencement of operations) to December 31, 1992. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SAFECO Institutional Series Trust -- Fixed Income Portfolio at December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


                                                        /s/ Ernst & Young LLP

Seattle, Washington
January 26, 1996

SAFECO Family of Funds
                      STABILITY OF PRINCIPAL
                              SAFECO Money Market Fund
                              SAFECO Tax-Free Money Market Fund

                      TAXABLE BOND INCOME
                              SAFECO Intermediate-Term U.S. Treasury Fund
                              SAFECO GNMA Fund
                              SAFECO High-Yield Bond Fund

                      TAX-FREE BOND INCOME
                              SAFECO Intermediate-Term Municipal Bond Fund
                              SAFECO Insured Municipal Bond Fund
                              SAFECO Municipal Bond Fund
                              SAFECO California Tax-Free Income Fund
                              SAFECO Washington State Municipal Bond Fund

                      HIGH CURRENT INCOME WITH LONG-TERM GROWTH
                              SAFECO Income Fund
                              SAFECO Balanced Fund

                      LONG-TERM GROWTH
                              SAFECO Growth Fund
                              SAFECO Equity Fund
                              SAFECO Northwest Fund
                              SAFECO International Stock Fund
                              SAFECO Small Company Stock Fund

FOR MORE COMPLETE INFORMATION ON ANY SAFECO MUTUAL FUND, INCLUDING MANAGEMENT FEES AND EXPENSES, CALL OR WRITE FOR A FREE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

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                                     - 11 -

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                                     - 12 -